FEDERATED AMERICAN LEADERS FUND, INC.

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS F SHARES

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SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 31, 2000

On page 6 please delete the Investment Limitations section, which contained immaterial discrepancies, and replace with the following:

INVESTMENT LIMITATIONS

The Fund will not change any of the investment limitations described below without approval of shareholders.

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin, but it may obtain such short-term credits as may be necessary for clearance or purchase and sales of securities.

BORROWING MONEY

The Fund will not borrow money except from banks as a temporary measure for extraordinary or emergency purposes and then (1) only in amounts not in excess of 5% of the value of its total assets or (2) in an amount up to one-third of the value of its total assets including the amount borrowed in order to meet redemption requests without immediately selling any portfolio instruments. In addition, the Fund may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling any portfolio instruments. The use of repurchase agreements and the borrowing provision in (2) above, is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be inconvenient or disadvantageous.

  Interest paid on borrowed funds will not be available for investment and will reduce net income. The Fund will liquidate any such borrowings as soon as possible and may not purchase any portfolio securities while the borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate its securities.

DIVERSIFICATION OF INVESTMENTS

The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the total assets (taken at market value) to be invested in the securities of such issuer, except U.S. government securities as defined in the Investment Company Act of 1940, and will not purchase more than 10% of any class of voting securities of any one issuer.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund will not purchase securities of other investment companies or investment trust, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary brokerage commissions or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation.

INVESTING IN NEW ISSUERS

The Fund will not invest more than 5% of its total assets (taken at market value) in securities of issuers which have a record of less than three years of continuous operation, including, however, in such three years the operation of any predecessor company or companies, partnerships, or individual enterprise if the issuer whose securities are proposed as investment for funds of the Fund has come into existence as a result or a merger, consolidation, reorganization or the purchase of substantially all of the assets of such predecessor company or companies, partnerships or individual enterprise.

INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS OF THE FUND

The Fund will not purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Director of the Fund or is a member, officer, director or trustee of the investment adviser, if at the time of or after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both (all taken at market value) of such issuer and such persons owning more than one-half of one percent (1/2%) of such shares or together own beneficially more than 5% of such shares or securities, or both (all taken at market value).

UNDERWRITING

The Fund will not underwrite or engage in agency distribution of securities issued by others; provided, however, that this shall not be construed to prevent or limit in any manner the power of the Fund to purchase securities for investment as herein provided.

INVESTING IN COMMODITIES OR REAL ESTATE

The Fund will not invest in commodities, commodity contracts, or real estate.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets except portfolio securities. (This shall not prevent the purchase or holding of U.S. Government securities, bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements covering U.S. Government securities, or other transactions which are permitted by the Fund's investment objective and policies or Articles of Incorporation.)

ACQUIRING SECURITIES

The Fund will not purchase securities of a company for the purpose of exercising control or management. However, the Fund may invest in more than 10% of any class of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Fund. In addition, the Fund, other companies advised by the Fund's investment adviser, and other affiliated companies may together buy and hold substantial amounts of voting stock of a company and may vote together in regard to such company's affairs. In some such cases, the Fund and its affiliates might collectively be considered to be in control of such company. In some cases, the Directors and other persons associated with the Fund and its affiliates might possibly become directors of companies in which the Fund holds stock.

CONCENTRATION OF INVESTMENTS

The Fund will not invest more than 25% of the value of its total assets in any one industry.

ISSUING SENIOR SECURITIES The Fund will not issue senior securities.

INVESTING IN RESTRICTED SECURITIES

The Fund will not purchase restricted securities if immediately thereafter more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities. Except when borrowing money, if a percentage limitation is adhered to at the time if investment, a later increase or decease in percentage resulting from any change in value or net assets will not result in a violation of such restrictions.

  The Fund did not borrow money, invest in reverse repurchase agreements, or purchase restricted securities in excess of 5% of the value of its total or net assets during the last fiscal year and has no present intent to do so in coming fiscal year. Restricted securities are generally not available from companies comprising "The Leader's List."

                                                                   March 1, 2001


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